                                                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


CASE NAME:  TRANSAMERICAN ENERGY CORPORATION      PETITION DATE: APRIL 20, 1999

                                                  CASE NUMBER:  99-21551-C-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH DECEMBER YEAR 1999

===============================================================================================================================
                           MONTH            5/99       6/99       7/99      8/99        9/99      10/99       11/99      12/99
-------------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                            --      --             --          --        --         --          --         --
-------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)    (28,294)   (4,581)    (56,719)     43,491    (2,908)   (38,909)     3,351  (1,211,490)
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                (136,686)   (250,375) (270,320)  6,561,021   409,126    373,125    415,429     411,634
-------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                 --     --             --          --       --          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)             --     --             --          --       --          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                   --     976          1,272      24,335      --        3,846         --          --
===============================================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

No. of Policies expiring within 90 days: 6
-------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                         EXP.
 *SEE ATTACHED SCHEDULE                         DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER_________________     YES(   ) NO(  )     -   -
                                            --- --- ---
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ATTORNEY NAME: Pete Holzer
              -----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
        -----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX 78471
                 --------------------------------------
TELEPHONE: (361) 884-5678
          ---------------------------------------------
-------------------------------------------------------------------------------
                                                            CHECK ONE
Are all accounts receivable being collected within terms? YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms? YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                             --
-------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X)
If so, describe
                ---------------------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current? YES (X) NO ( )

What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999, and is continuing.
-------------------------------------------------------------------------------

                       I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                       SIGNED                /s/ ED DONAHUE
                              -------------------------------------------------
                                           (ORIGINAL SIGNATURE)

                       TITLE       VICE PRESIDENT
                             --------------------------------------------------
MOR-1

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=========================================================================================
ASSETS                           FILING DATE*       MONTH          MONTH           MONTH
                                   4/20/99           5/99           6/99            7/99
-----------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------
  Cash                              39,442         39,556         38,681         37,521
-----------------------------------------------------------------------------------------
  Accounts Receivable, Net              --             --             --             --
-----------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                            --             --             --             --
-----------------------------------------------------------------------------------------
  Prepaid Expenses                  10,812             --             --             --
-----------------------------------------------------------------------------------------
   Investments                          --             --             --             --
-----------------------------------------------------------------------------------------
   Other -  Accrued Interest    23,192,495     29,601,981     40,768,940     57,778,099
-----------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS           23,242,749     29,641,537     40,807,621     57,815,620
=========================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                               --             --             --             --
-----------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                         --             --             --             --
-----------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E               --             --             --             --
-----------------------------------------------------------------------------------------
 OTHER ASSETS:
-----------------------------------------------------------------------------------------
   1.  Tax Deposits                     --             --             --             --
-----------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)               467,112,579    467,112,579    467,112,579    467,112,579
-----------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)       1,399,176,694  1,414,699,522  1,420,000,000  1,420,000,000
-----------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)           4,950,550      4,839,952      4,729,520      4,596,283
-----------------------------------------------------------------------------------------
       TOTAL ASSETS          1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482
=========================================================================================

=======================================================================================================
ASSETS                               MONTH          MONTH          MONTH           MONTH        MONTH
                                      8/99           9/99          10/99           11/99        12/99
-------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------
  Cash                              13,308         13,308          9,462         29,506          29,606
-------------------------------------------------------------------------------------------------------
  Accounts Receivable, Net              --             --             --             --              --
-------------------------------------------------------------------------------------------------------
  Inventory: Lower of Cost
   or Market                            --             --             --             --              --
-------------------------------------------------------------------------------------------------------
  Prepaid Expenses                      --             --             --             --              --
-------------------------------------------------------------------------------------------------------
   Investments                          --             --             --             --              --
-------------------------------------------------------------------------------------------------------
   Other -  Accrued Interest    26,759,956     27,171,990     27,584,023     27,996,058      28,408,091
-------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS           26,773,264     27,185,298     27,593,485     28,025,564      28,437,697
========================================================================================================
 PROPERTY, PLANT&EQUIP,
   @ COST                               --             --             --             --              --
-------------------------------------------------------------------------------------------------------
 Less Accumulated
   Depreciation                         --             --             --             --              --
-------------------------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E               --             --             --             --              --
-------------------------------------------------------------------------------------------------------
 OTHER ASSETS:
-------------------------------------------------------------------------------------------------------
   1.  Tax Deposits                     --             --             --             --              --
-------------------------------------------------------------------------------------------------------
   2.  Investments in
         Subs(1)               467,112,579    467,112,579    467,112,579    467,112,579     467,112,579
-------------------------------------------------------------------------------------------------------
   3.  Notes
         Receivable(2)       1,420,000,000  1,420,000,000  1,420,000,000  1,420,000,000   1,420,000,000
-------------------------------------------------------------------------------------------------------
   4.  (attach list)
         Deferred
         Debt Costs(5)           4,920,878      4,920,878      4,920,878      4,920,878       4,920,878
-------------------------------------------------------------------------------------------------------
       TOTAL ASSETS          1,918,806,721  1,919,218,755  1,919,626,942  1,920,059,021   1,920,471,154
========================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=======================================================================================
LIABILITIES & OWNER'S       FILING DATE*       MONTH          MONTH          MONTH
EQUITY                        4/20/99          5/99           6/99            7/99
---------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)             --      6,221,180     17,461,230     34,557,310
=======================================================================================
     PRE-PETITION
       LIABILITIES:
---------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)         1,583,926,661  1,599,635,877  1,605,000,000  1,605,000,000
---------------------------------------------------------------------------------------
       Priority Debt                   --             --             --             --
---------------------------------------------------------------------------------------
       Federal Income Tax              --             --             --             --
---------------------------------------------------------------------------------------
       FICA/Withholding                --             --             --             --
---------------------------------------------------------------------------------------
       Unsecured Debt           3,427,771      3,445,079      3,447,411      3,496,413
---------------------------------------------------------------------------------------
       Other - Accrued
         Interest              18,967,014     18,967,014     18,967,014     18,967,014
---------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES            1,606,321,446  1,622,047,970  1,627,414,425  1,627,463,427
---------------------------------------------------------------------------------------
TOTAL LIABILITIES           1,606,321,446  1,628,269,150  1,644,875,655  1,662,020,737
=======================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
---------------------------------------------------------------------------------------
 PREFERRED STOCK                       --             --             --             --
---------------------------------------------------------------------------------------
 COMMON STOCK                          90             90             90             90
---------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                    289,333,898    289,333,898    289,333,898    289,333,898
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                 (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)
---------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date                    --       (136,686)      (387,061)      (657,381)
---------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                288,161,126    288,024,440    287,774,065    287,503,745
=======================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY             1,894,482,572  1,916,293,590  1,932,649,720  1,949,524,482
=======================================================================================

========================================================================================================
LIABILITIES & OWNER'S            MONTH          MONTH          MONTH          MONTH           MONTH
EQUITY                            8/99           9/99          10/99          11/99           12/99
--------------------------------------------------------------------------------------------------------
 LIABILITIES:
--------------------------------------------------------------------------------------------------------
     POST-PETITION
       LIABILITIES (MOR-4)       1,674,163      1,674,461      1,706,548      1,703,198       1,703,648
========================================================================================================
     PRE-PETITION
       LIABILITIES:
--------------------------------------------------------------------------------------------------------
       Notes Payable-
         Secured(4)          1,605,000,000  1,605,000,000  1,605,000,000  1,605,000,000   1,605,000,000
--------------------------------------------------------------------------------------------------------
       Priority Debt                    --             --             --             --              --
--------------------------------------------------------------------------------------------------------
       Federal Income Tax               --             --             --             --              --
--------------------------------------------------------------------------------------------------------
       FICA/Withholding                 --             --             --             --              --
--------------------------------------------------------------------------------------------------------
       Unsecured Debt            3,431,237      3,433,847      3,436,822      3,456,822       3,456,871
--------------------------------------------------------------------------------------------------------
       Other - Accrued
         Interest               18,967,014     18,967,014     18,967,014     18,967,014      18,967,014
--------------------------------------------------------------------------------------------------------
   TOTAL PRE-PETITION
     LIABILITIES             1,627,398,251  1,627,400,861  1,627,403,836  1,627,423,836   1,627,423,885
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES            1,629,072,414  1,629,075,322  1,629,110,384  1,629,127,034   1,629,127,533
========================================================================================================
 OWNERS'S EQUITY
   (DEFICIT):
--------------------------------------------------------------------------------------------------------
 PREFERRED STOCK                        --             --             --             --              --
--------------------------------------------------------------------------------------------------------
 COMMON STOCK                           90             90             90             90              90
--------------------------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN
   CAPITAL                     289,333,898    289,333,898    289,333,898    289,333,898     289,333,898
--------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Filing Date                  (1,172,862)    (1,172,862)    (1,172,862)    (1,172,862)     (1,172,862)
--------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS:
   Post Filing Date              1,573,181      1,982,307      2,355,432      2,770,861       3,182,495
--------------------------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY
   (NET WORTH)                 289,734,307    290,143,433    290,516,558    290,931,987     291,343,621
========================================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY              1,918,806,721  1,919,218,755  1,919,626,942  1,920,059,021   1,920,471,154
========================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-3

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                               MONTH       MONTH      MONTH       MONTH       MONTH       MONTH      MONTH     MONTH
                                               5/99        6/99        7/99        8/99        9/99       10/99      11/99     12/99
------------------------------------------------------------------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                         --       1,272       7,717       5,066       5,364      37,451     34,101    34,551
------------------------------------------------------------------------------------------------------------------------------------
  TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
  FEDERAL PAYROLL TAXES                          --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    STATE PAYROLL & SALES                        --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    AD VALOREM TAXES                             --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    OTHER TAXES                                  --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                            --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
  SECURED DEBT POST-PETITION                     --          --          --          --          --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE(5)             6,221,180   17,459,958  34,549,593   1,669,097   1,669,097  1,669,097  1,669,097 1,669,097
------------------------------------------------------------------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:                     --          --           --          --          --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:                     --          --           --          --          --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    1.                                           --          --           --          --          --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    2.                                           --          --           --          --          --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
    3.                                           --          --           --          --          --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL POST-PETITION LIABILITIES (MOR-3)  6,221,180  17,461,230   34,557,310   1,674,163   1,674,461  1,706,548  1,703,198 1,703,648
====================================================================================================================================

   * Payment Requires Court Approval.


MOR-4

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                       AGING OF POST-PETITION LIABILITIES
                               MONTH DECEMBER 1999

 DAYS             TOTAL        TRADE ACCTS     FED TAXES      STATE TAXES     AD-VALOREM,      OTHER
                                                                              OTHER TAXES
=====================================================================================================
0-30               34,551         34,551                                                           --
-----------------------------------------------------------------------------------------------------
31-60                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
61-90                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
91 +            1,669,097             --                                                    1,669,097
-----------------------------------------------------------------------------------------------------
TOTAL           1,703,648         34,551                                                    1,669,097
=====================================================================================================

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH                      5/99        6/99         7/99         8/99          9/99           10/99          11/99      12/99
================================================================================================================================
0-30 DAYS                     --          --           --            --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
31-60 DAYS                    --          --           --            --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
61-90 DAYS                    --          --           --            --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
91 + DAYS                     --          --           --            --            --            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                         --          --           --            --            --            --             --            --
================================================================================================================================


MOR-5

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           STATEMENT OF INCOME (LOSS)

===================================================================================================================================
              MONTH              4/20/99-                                                                               FILING TO
                                 5/31/99       6/99       7/99        8/99      9/99     10/99    11/99       12/99         DATE
===================================================================================================================================
 REVENUES (MOR-1)                   --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL COST OF REVENUES             --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 GROSS PROFIT                       --          --          --          --        --        --        --           --            --
===================================================================================================================================
 OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------------------------------------
   Selling & Marketing              --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   General & Administrative     17,482       4,581      56,719     (43,491)    2,908    38,909    (3,351)         499        74,256
-----------------------------------------------------------------------------------------------------------------------------------
   Insiders Compensation            --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Professional Fees(6)             --          --          --          --        --        --        --    1,210,991     1,210,991
-----------------------------------------------------------------------------------------------------------------------------------
   Other (attach list)              --          --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Franchise Taxes              10,812          --          --          --        --        --        --           --        10,812
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES       28,294       4,581      56,719     (43,491)    2,908    38,909    (3,351)   1,211,490     1,296,059
===================================================================================================================================
 INCOME BEFORE INT,
 DEPR/TAX (MOR-1)              (28,294)     (4,581)    (56,719)     43,491    (2,908)  (38,909)    3,351   (1,211,490)   (1,296,059)
-----------------------------------------------------------------------------------------------------------------------------------
 INTEREST EXPENSE(5)(6)     22,040,995  16,713,332  17,222,872 (33,205,091)       --        --        --   12,429,506    35,201,614
-----------------------------------------------------------------------------------------------------------------------------------
 DEPRECIATION                       --         --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER (INCOME) EXPENSE*
 INTEREST(3)(6)            (21,932,603)(16,467,538)(17,009,271) 31,018,020  (412,034) (412,034) (412,078) (14,052,630)  (39,680,168)
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER ITEMS**                      --         --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INT, DEPR & OTHER
   ITEMS                        108,392    245,794     213,601  (2,187,071) (412,034) (412,034) (412,078)  (1,623,124)   (4,478,554)
===================================================================================================================================
 NET INCOME BEFORE TAXES       (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429      411,634     3,182,495
-----------------------------------------------------------------------------------------------------------------------------------
 FEDERAL INCOME TAXES                --         --          --          --        --        --        --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) (MOR-1)     (136,686)  (250,375)   (270,320)  2,230,562   409,126   373,125   415,429      411,634     3,182,495
===================================================================================================================================

     Accrual Accounting Required, Otherwise Footnote With Explanation
*    Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


=======================================================================================================================
CASH RECEIPTS AND                             MONTH      MONTH      MONTH     MONTH     MONTH      MONTH      MONTH
DISBURSEMENTS                                  5/99       6/99       7/99      8/99      9/99      10/99      11/99
-----------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                39,442     39,556     38,681    37,521    13,308     13,308      9,462
=======================================================================================================================
 RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                   --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                               --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS                                  114        101        112       122        --         --         44
-----------------------------------------------------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --         --         --        --        --         --         --
=======================================================================================================================
 DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                  --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                    --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                          --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                             --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --        976      1,272        --        --      3,846         --
-----------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --         --         --    24,335        --         --    (20,000)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 19. PROFESSIONAL FEES                            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                            --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --         --         --        --        --         --         --
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --        976      1,272    24,335        --      3,846    (20,000)
=======================================================================================================================
 22. NET CASH FLOW                               114       (875)    (1,160)  (24,213)       --     (3,846)    20,044
-----------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              39,556     38,681     37,521    13,308    13,308      9,462     29,506
=======================================================================================================================

=================================================================
CASH RECEIPTS AND                             MONTH     FILING TO
DISBURSEMENTS                                 12/99       DATE
-----------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                29,506       39,442
=================================================================
 RECEIPTS:
-----------------------------------------------------------------
  2. CASH SALES                                   --           --
-----------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE            --           --
-----------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)               --           --
-----------------------------------------------------------------
  5. SALE OF ASSETS                               --           --
-----------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME       100          593
-----------------------------------------------------------------
 TOTAL RECEIPTS                                  100          593
-----------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
    DEBTOR MFR-2*                                 --           --
=================================================================
 DISBURSEMENTS:
-----------------------------------------------------------------
  7. NET PAYROLL                                  --           --
-----------------------------------------------------------------
  8. PAYROLL TAXES PAID                           --           --
-----------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                --           --
-----------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                        --           --
-----------------------------------------------------------------
 11. UTILITIES                                    --           --
-----------------------------------------------------------------
 12. INSURANCE                                    --           --
-----------------------------------------------------------------
 13. INVENTORY PURCHASES                          --           --
-----------------------------------------------------------------
 14. VEHICLE EXPENSES                             --           --
-----------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                       --           --
-----------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES              --           --
-----------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                     --        6,094
-----------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN
     REFINING)                                    --        4,335
-----------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS              --       10,429
=================================================================
 19. PROFESSIONAL FEES                            --           --
-----------------------------------------------------------------
 20. U.S. TRUSTEE FEES                            --           --
-----------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
     (ATTACH LIST)                                --           --
-----------------------------------------------------------------
 TOTAL DISBURSEMENTS                              --       10,429
=================================================================
 22. NET CASH FLOW                               100       (9,836)
-----------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              29,606       29,606
=================================================================

                      *Applies to Individual debtors only.


MOR-7

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11



                          CASH ACCOUNT RECONCILIATION
                             MONTH OF DECEMBER 1999

====================================================================================
BANK NAME                       FIRSTAR           FLEET       STERLING
------------------------------------------------------------------------------------
ACCOUNT NUMBER              #21-00-002-5031306  #   --       #0130002224
------------------------------------------------------------------------------------
ACCOUNT TYPE                    INTEREST        SHORT-TERM
                              ACCUMULATION      INVESTMENTS   CHECKING        TOTAL
------------------------------------------------------------------------------------
 BANK BALANCE                       --            29,606           --        29,606
------------------------------------------------------------------------------------
 DEPOSIT IN TRANSIT                 --                --           --            --
------------------------------------------------------------------------------------
 OUTSTANDING CHECKS                 --                --           --            --
------------------------------------------------------------------------------------
 ADJUSTED BANK BALANCE              --            29,606           --        29,606
====================================================================================
 BEGINNING CASH - PER BOOKS         --            29,506           --        29,506
------------------------------------------------------------------------------------
 RECEIPTS                           --               100           --           100
------------------------------------------------------------------------------------
 TRANSFERS BETWEEN ACCOUNTS         --                --           --            --
------------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION-          --                --           --            --
 BY INDIVIDUAL DEBTOR MFR-2
------------------------------------------------------------------------------------
 CHECKS/OTHER DISBURSEMENTS         --                --           --            --
------------------------------------------------------------------------------------
 ENDING CASH - PER BOOKS            --            29,606           --        29,606
====================================================================================


MOR-8

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

===================================================================================================================================
                                               MONTH       MONTH      MONTH      MONTH     MONTH      MONTH      MONTH      MONTH
   INSIDERS: NAME/POSITION/COMP TYPE           5/99        6/99       7/99       8/99      9/99       10/99      11/99      12/99
===================================================================================================================================
1.               NONE
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2.
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3.
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4.
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5.
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6.
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TOTAL INSIDERS   (MOR-1)                        --          --         --         --        --         --         --         --

===================================================================================================================================
                                               MONTH       MONTH      MONTH      MONTH     MONTH      MONTH      MONTH      MONTH
              PROFESSIONALS                    5/99        6/99       7/99       8/99      9/99       10/99      11/99      12/99
             NAME/ORDER DATE
===================================================================================================================================
1.                NONE
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2.
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3.
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4.
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5.
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6.
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TOTAL PROFESSIONALS (MOR-1)                     --          --         --         --        --         --         --         --
===================================================================================================================================

MOR-9

                        TRANSAMERICAN ENERGY CORPORATION
                                 99-21551-C-11
                       NOTES TO MONTHLY OPERATING REPORT
                                 DECEMBER 1999



1. TransAmerican Energy Corporation's (the "Company") investment in TransTexas Gas Corporation ("TransTexas") and TransAmerican Refining Corporation ("TARC") was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiaries is reflected in the Monthly Operating Report ("MOR") at cost.

2. The secured note receivable from TransAmerican Refining Corporation was reflected in the Company's Schedules at its fully accreted balance of $920.0 million. The balance of this note receivable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 of $899.2 million and $914.7 million, respectively. On June 15, 1999, this note receivable reached its fully accreted balance.

3. During August 1999, the Company reversed the accrual of interest on the notes receivable from TransTexas and TARC in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

4. On June 15, 1999, the Company's senior secured discount notes reached their fully accreted balance of $1.13 billion.

5. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to its senior secured notes and senior secured discount notes in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

6. In December 1999, First Union National Bank ("First Union") disbursed $13.6 million of funds held in trust for the benefit of TARC's subordinated noteholders to Firstar Bank, N.A. ("Firstar") for distribution to the holders of the Company's Senior Secured Notes, less reimbursement of reasonable fees and expenses, pursuant to a settlement agreement between First Union and Firstar dated December 2, 1999. This amount is reflected in the Company's December 1999 MOR as interest income from TARC with corresponding charges to interest expense on the Company's discount notes of $12.4 million and professional fees of $1.2 million.

                  CASE NAME: TRANSAMERICAN ENERGY CORPORATION

                           CASE NUMBER: 99-21551-C-11

                          PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                               December 31, 1999



                                                                      EXPIRATION
                      TYPE OF INSURANCE                                  DATE
-------------------------------------------------------           -------------------

                   CASUALTY AND LIABILITY
                   ----------------------
Primary General Liability                                         January 30, 2000
Excess Liability                                                  January 30, 2000
Operator's Extra Expense                                          January 15, 2001
Oil Pollution                                                     January 31, 2000
Commercial Crime                                                  February 01, 2000
Directors and Officers Liability                                   March 23, 2000
Directors and Officers Excess                                      March 23, 2000
Automobile Liability (Texas)                                        May 01, 2000
Workers' Compensation and Employer's Liability                      May 01, 2000
Maritime Employer's Liability                                       May 24, 2000